UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05415

Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Global Infrastructure Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Global Infrastructure Fund

Table of Contents

Fund Report	3

Performance Summary	8

Expense Example	10

Portfolio of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	28

Report of Independent Registered Public Accounting Firm	33

U.S. Privacy Policy	34

Trustee and Officer Information	39

Fund Report (unaudited)

For the year ended December 31, 2011

Total Return for the 12 Months Ended December 31, 2011
Class A	Class B	Class C	Class I	Class Q	Dow Jones Brookfield Global Infrastructure IndexSM1	S&P Global BMI Index[2]
16.27%	15.35%	15.42%	16.33%	16.18%	13.75%	–7.72%

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Infrastructure shares appreciated 13.75 percent during 2011, as measured by the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"). Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in-line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited meaningful relative underperformance.

Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in the European and Asia Pacific stock markets.

Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the build out of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continued to be robust. Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium- to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smart phone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year-over-year volume growth and price/tariff increases.

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund outperformed the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index") and the S&P Global BMI Index for the 12 months ended December 31, 2011, assuming no deduction of applicable sales charges.

For year ended December 31, 2011, the Fund realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, gas distribution utilities sectors, and European regulated utilities, and stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and intrinsic value growth prospects. Our research currently leads us to an overweighting in the Fund (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view, continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 12/31/11
National Grid PLC	9.0%
TransCanada Corp.	7.7
American Tower Corp., Class A	5.9
Beijing Enterprises Holdings Ltd.	5.9
Enbridge, Inc.	5.5
Spectra Energy Corp.	4.6
China Gas Holdings Ltd.	3.8
Sempra Energy	3.5
SES SA	3.3
Crown Castle International Corp.	3.3
TOP FIVE COUNTRIES as of 12/31/11
United States	37.6%
China	14.0
Canada	13.5
United Kingdom	11.5
Australia	5.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Fund may invest up to 100 percent of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) UTLAX		Class B Shares** (since 04/29/88) UTLBX		Class C Shares† (since 07/28/97) UTLCX		Class I Shares†† (since 07/28/97) UTLDX	Class Q Shares††† (since 04/29/88) UTLQX
1 Year	16.27 10.21 [4]	%[3]	15.35 10.35 [4]	%[3]	15.42 14.42 [4]	%[3]	16.33 —%[3]	16.18 11.18%[3]
5 Years	3.11 [3] 2.01 [4]		2.32 [3] 2.15 [4]		2.37 [3] 2.37 [4]		3.34 [3] —	3.12 [3] 2.95
10 Years	6.13 [3] 5.57 [4]		5.77 [3] 5.77 [4]		5.36 [3] 5.36 [4]		6.39 [3] —	6.04 [3] 6.04
Since Inception	6.46 [3] 6.06 [4]		7.86 [3] 7.86 [4]		5.67 [3] 5.67 [4]		6.71 [3] —	7.86 [3] 7.86

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, and Class Q shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

†††  The maximum contingent deferred sales charge (CDSC) for Class Q is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class Q is currently lower than that of Class A. See "Conversion Feature" for Class Q shares in "Share Class Arrangements" of the Prospectus for more information.

  Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.

(1)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2011

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/11 – 12/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class A
Actual (3.58% return)	$1,000.00	$1,035.80	$5.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.56	$5.70
Class B
Actual (3.13% return)	$1,000.00	$1,031.30	$9.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50
Class C
Actual (3.10% return)	$1,000.00	$1,031.00	$9.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50
Class I
Actual (3.58% return)	$1,000.00	$1,035.80	$4.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43
Class Q
Actual (3.54% return)	$1,000.00	$1,035.40	$5.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.65

  @  Expenses are equal to the Fund's annualized expense ratios of 1.12%, 1.87%, 1.87%, 0.87%, and 1.11% for Class A, Class B, Class C, Class I, and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (98.2%)
	Australia (5.2%)
	Airports
177,900	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$351,175
1,466,379	Sydney Airport (Stapled Securities) (a)	3,989,502
		4,340,677
	Diversified
1,311,140	DUET Group (Stapled Securities) (a)(b)	2,353,515
	Oil & Gas Storage & Transportation
524,900	APA Group (Stapled Securities) (a)(b)	2,410,537
	Toll Roads
364,000	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	502,604
1,131,800	Transurban Group (Stapled Securities) (a)	6,505,742
		7,008,346
	Transmission & Distribution
1,561,194	Spark Infrastructure Group	2,195,586
	Total Australia	18,308,661
	Brazil (0.6%)
	Water
38,500	Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	2,142,525
	Canada (13.5%)
	Oil & Gas Storage & Transportation
514,738	Enbridge, Inc.	19,245,517
619,723	TransCanada Corp.	27,088,358
		46,333,875

NUMBER OF SHARES		VALUE
	Ports
49,930	Westshore Terminals Investment Corp. (Stapled Securities) (a)(b)	$1,121,373
	Total Canada	47,455,248
	China (14.0%)
	Oil & Gas Storage & Transportation
3,453,000	Beijing Enterprises Holdings Ltd. (d)	20,718,178
28,902,000	China Gas Holdings Ltd. (d)	13,285,111
1,372,000	ENN Energy Holdings Ltd. (d)	4,398,681
8,174,000	Sichuan Expressway Co., Ltd. (d)	3,283,661
		41,685,631
	Ports
863,773	China Merchants Holdings International Co., Ltd. (d)	2,507,929
	Toll Roads
5,612,322	Jiangsu Expressway Co., Ltd., H Shares (d)	5,166,753
	Total China	49,360,313
	France (3.7%)
	Communications
33,770	Eutelsat Communications SA	1,317,761
489,667	SES SA	11,752,926
	Total France	13,070,687
	Germany (0.3%)
	Airports
20,327	Fraport AG Frankfurt Airport Services Worldwide	999,713
	Hong Kong (2.4%)
	Oil & Gas Storage & Transportation
3,701,290	Hong Kong & China Gas Co., Ltd.	8,578,171

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Italy (4.1%)
	Oil & Gas Storage & Transportation
1,446,013	Snam Rete Gas SpA	$6,374,339
	Toll Roads
155,871	Atlantia SpA	2,495,475
654,677	Societa Iniziative Autostradali e Servizi SpA	4,931,379
		7,426,854
	Transmission & Distribution
179,100	Terna Rete Elettrica Nazionale SpA	603,608
	Total Italy	14,404,801
	Japan (0.4%)
	Oil & Gas Storage & Transportation
304,000	Tokyo Gas Co., Ltd.	1,398,155
	Netherlands (0.9%)
	Oil & Gas Storage & Transportation
60,929	Koninklijke Vopak N.V.	3,219,353
	Spain (3.5%)
	Diversified
231,323	Ferrovial SA	2,791,811
	Oil & Gas Storage & Transportation
148,576	Enagas SA	2,747,889
	Toll Roads
282,720	Abertis Infraestructuras SA	4,515,335
	Transmission & Distribution
48,432	Red Electrica Corp. SA	2,072,618
	Total Spain	12,127,653
	Switzerland (0.5%)
	Airports
5,013	Flughafen Zuerich AG (Registered)	1,739,847

NUMBER OF SHARES		VALUE
	United Kingdom (11.5%)
	Transmission & Distribution
3,243,900	National Grid PLC	$31,486,104
	Water
163,100	Pennon Group PLC	1,808,521
156,100	Severn Trent PLC	3,626,653
373,400	United Utilities Group PLC	3,514,135
		8,949,309
	Total United Kingdom	40,435,413
	United States (37.6%)
	Communications
346,220	American Tower Corp., Class A	20,776,662
258,420	Crown Castle International Corp. (c)	11,577,216
137,110	SBA Communications Corp., Class A (c)	5,890,246
		38,244,124
	Diversified
482,950	CenterPoint Energy, Inc.	9,702,465
	Oil & Gas Storage & Transportation
37,910	AGL Resources, Inc.	1,602,077
25,630	Atmos Energy Corp.	854,760
184,235	Enbridge Energy Management LLC (c)	6,404,009
71,178	Kinder Morgan Management LLC (c)	5,588,897
234,124	NiSource, Inc.	5,574,492
15,860	Northwest Natural Gas Co.	760,170
71,520	Oneok, Inc.	6,200,069
87,470	PG&E Corp.	3,605,513
222,780	Sempra Energy	12,252,900
46,550	Southwest Gas Corp.	1,977,909
520,583	Spectra Energy Corp.	16,007,927
		60,828,723
	Transmission & Distribution
114,630	ITC Holdings Corp.	8,698,124
192,450	Northeast Utilities	6,941,672

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2011 continued

NUMBER OF SHARES		VALUE
87,230	NSTAR	$4,096,321
62,680	Pepco Holdings, Inc.	1,272,404
		21,008,521
	Water
77,200	American Water Works Co., Inc.	2,459,592
	Total United States	132,243,425
	Total Common Stocks (Cost $287,553,261)	345,483,965
NUMBER OF SHARES (000)
	Short-Term Investment (1.6%)
	Investment Company
5,594	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $5,594,417)	5,594,417
Total Investments (Cost $293,147,678)	99.8%	351,078,382
Other Assets in Excess of Liabilities	0.2	671,361
Net Assets	100.0%	$351,749,743

  ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$173,576,673	49.5%
Transmission & Distribution	57,366,437	16.3
Communications	51,314,811	14.6
Toll Roads	24,117,288	6.9
Diversified	14,847,791	4.2
Water	13,551,426	3.9
Airports	7,080,237	2.0
Investment Companies	5,594,417	1.6
Ports	3,629,302	1.0
	$351,078,382	100.0%

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in securities, at value (cost $287,553,261)	$345,483,965
Investment in affiliate, at value (cost $5,594,417)	5,594,417
Total investments in securities, at value (cost $293,147,678)	351,078,382
Foreign currency (cost of $136,045)	136,104
Receivable for:
Dividends	1,583,080
Foreign withholding taxes reclaimed	158,979
Shares of beneficial interest sold	10,046
Dividends from affiliate	323
Prepaid expenses and other assets	19,174
Total Assets	352,986,088
Liabilities:
Payable for:
Shares of beneficial interest redeemed	485,047
Transfer agent fee	177,633
Investment advisory fee	167,904
Investments purchased	131,934
Distribution fee	77,755
Administration fee	23,565
Accrued expenses and other payables	172,507
Total Liabilities	1,236,345
Net Assets	$351,749,743
Composition of Net Assets:
Paid-in-capital	$293,059,720
Net unrealized appreciation	57,925,577
Dividends in excess of net investment income	(606,063)
Accumulated undistributed net realized gain	1,370,509
Net Assets	$351,749,743
Class A Shares:
Net Assets	$86,248,687
Shares Outstanding (unlimited shares authorized, $0.01 par value)	12,200,847
Net Asset Value Per Share	$7.07
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$7.46
Class B Shares:
Net Assets	$3,021,944
Shares Outstanding (unlimited shares authorized, $0.01 par value)	417,635
Net Asset Value Per Share	$7.24
Class C Shares:
Net Assets	$7,275,225
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,018,353
Net Asset Value Per Share	$7.14
Class I Shares:
Net Assets	$2,108,057
Shares Outstanding (unlimited shares authorized, $0.01 par value)	300,144
Net Asset Value Per Share	$7.02
Class Q Shares:
Net Assets	$253,095,830
Shares Outstanding (unlimited shares authorized, $0.01 par value)	35,255,052
Net Asset Value Per Share	$7.18

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statement of Operations

For the year ended December 31, 2011

Net Investment Income: Income
Dividends (net of $961,169 foreign withholding tax)	$12,163,982
Dividends from affiliate (Note 5)	6,795
Interest	913
Total Income	12,171,690
Expenses
Investment advisory fee (Note 3)	2,054,238
Distribution fee (Class A shares) (Note 4)	218,816
Distribution fee (Class B shares) (Note 4)	43,934
Distribution fee (Class C shares) (Note 4)	59,835
Distribution fee (Class Q shares) (Note 4)	619,853
Transfer agent fees and expenses	426,863
Administration fee (Note 3)	288,314
Shareholder reports and notices	130,904
Professional fees	102,262
Custodian fees	73,601
Trustees' fees and expenses	15,489
Other	98,471
Total Expenses	4,132,580
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(5,928)
Net Expenses	4,126,652
Net Investment Income	8,045,038
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	31,209,805
Foreign currency translation	(661,754)
Net Realized Gain	30,548,051
Change in Unrealized Appreciation/Depreciation on:
Investments	15,519,667
Foreign currency translation	(25,778)
Net Change in Unrealized Appreciation/Depreciation	15,493,889
Net Gain	46,041,940
Net Increase	$54,086,978

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment income	$8,045,038	$9,096,871
Net realized gain	30,548,051	29,462,307
Net change in unrealized appreciation/depreciation	15,493,889	(16,458,307)
Net Increase	54,086,978	22,100,871
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(1,923,041)	(2,870,955)
Class B shares	(39,726)	(133,806)
Class C shares	(120,574)	(181,448)
Class I shares	(52,244)	(133,868)
Class Q shares	(5,614,423)	(8,252,709)
Net realized gain
Class A shares	(1,958,499)	—
Class B shares	(76,541)	—
Class C shares	(164,952)	—
Class I shares	(47,773)	—
Class Q shares	(5,700,657)	—
Total Dividends and Distributions	(15,698,430)	(11,572,786)
Net decrease from transactions in shares of beneficial interest	(52,993,612)	(68,334,938)
Net Decrease	(14,605,064)	(57,806,853)
Net Assets:
Beginning of period	366,354,807	424,161,660
End of Period (Including dividends in excess of net investment income of $606,063 and $269,409, respectively)	$351,749,743	$366,354,807

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Global Infrastructure Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The Fund's Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares, Class C shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years, one year and six years, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares and Class Q shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2011.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Airports	$7,080,237	—	—	$7,080,237
Communications	51,314,811	—	—	51,314,811
Diversified	14,847,791	—	—	14,847,791
Oil & Gas Storage & Transportation	173,576,673	—	—	173,576,673
Ports	3,629,302	—	—	3,629,302
Toll Roads	24,117,288	—	—	24,117,288
Transmission & Distribution	57,366,437	—	—	57,366,437
Water	13,551,426	—	—	13,551,426
Total Common Stocks	345,483,965	—	—	345,483,965
Short-Term Investment — Investment Company	5,594,417	—	—	5,594,417
Total Assets	$351,078,382	—	—	$351,078,382

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2011, a security with the value of $13,285,111 transferred from Level 2 to Level 1. The security that was valued using other significant observable inputs at December 31, 2010 was valued using an unadjusted quoted price at December 31, 2011.

3. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets exceeding $5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with investment advisory services, subject to the overall supervision of the Adviser and the

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser and Sub-Advisers, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; (iii) Class C — up to 1.00% of the average daily net assets of Class C shares; and (iv) Class Q — up to 0.26% of the average daily net assets of Class Q shares.

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the year ended December 31, 2011, the distribution fee was accrued for Class Q shares at the annual rate of 0.24%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,218,009 and $18,034, for Class B shares and Class Q shares respectively, at December 31, 2011.

For the year ended December 31, 2011, the distribution fee was accrued for Class B at an annual rate of 1.00%.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.79%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares, Class C shares and Class Q shares of $1, $4,005, $380 and $9,194, respectively and received $16,974 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 aggregated $129,027,345 and $186,184,262, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by $5,928 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2011
$6,682,468	$92,492,491	$93,580,542	$6,795	$5,594,417

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

For the year ended December 31, 2011, the Fund incurred brokerage commissions of $2,664 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 2011, the Fund incurred brokerage commissions of $45,224 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2011, included in "trustees' fees and expenses" in the Statement of Operations amounted to $4,263. At December 31, 2011, the Fund had an accrued pension liability of $61,683, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$7,750,008	$7,948,422	$11,572,786	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, nondeductible expenses and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2011:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN-CAPITAL
$(631,684)	$631,904	$(220)

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
—	$4,678,379

At December 31, 2011, the aggregate cost for federal income tax purposes is $296,411,829. The aggregate gross unrealized appreciation is $59,948,849 and the aggregate gross unrealized depreciation is $5,282,296 resulting in net unrealized appreciation of $54,666,553.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $16,998,007.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
$264,502	—

7. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010^
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	205,240	$1,405,807	682,621	$4,083,775
Conversion from Class B	283,950	1,973,141	66,560	404,507
Reinvestment of dividends and distributions	537,470	3,746,163	448,322	2,782,424
Redeemed	(2,802,901)	(19,198,854)	(3,839,766)	(23,095,550)
Net decrease — Class A	(1,776,241)	(12,073,743)	(2,642,263)	(15,824,844)
CLASS B SHARES
Sold	47,349	322,427	97,319	609,235
Conversion to Class A	(279,050)	(1,973,141)	(65,648)	(404,507)
Reinvestment of dividends and distributions	15,304	109,274	20,428	127,372
Redeemed	(230,489)	(1,607,807)	(652,339)	(3,969,084)
Net decrease — Class B	(446,886)	(3,149,247)	(600,240)	(3,636,984)
CLASS C SHARES
Sold	13,946	93,433	90,537	558,157
Reinvestment of dividends and distributions	40,073	282,514	28,866	178,851
Redeemed	(222,869)	(1,546,262)	(625,915)	(3,703,441)
Net decrease — Class C	(168,850)	(1,170,315)	(506,512)	(2,966,433)
CLASS I SHARES
Sold	157,757	$1,056,044	242,384	$1,414,742
Reinvestment of dividends and distributions	14,453	100,017	21,613	133,868
Redeemed	(497,506)	(3,355,626)	(120,308)	(722,297)
Net increase (decrease) — Class I	(325,296)	(2,199,565)	143,689	826,313
CLASS Q SHARES
Reinvestment of dividends and distributions	1,552,987	10,997,062	1,264,551	7,969,328
Redeemed	(6,505,287)	(45,397,804)	(8,954,795)	(54,702,318)
Net decrease — Class Q	(4,952,300)	(34,400,742)	(7,690,244)	(46,732,990)
Net decrease in Fund	(7,669,573)	$(52,993,612)	(11,295,570)	$(68,334,938)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  The Board of Trustees of the Fund approved closing the Fund to new investors. Consequently, the Fund suspended the offering of it's shares to new investors at the close of business on September 15, 2010.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2011 continued

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Global Infrastructure Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.37		$6.16		$5.46		$15.79		$14.81
Income (loss) from investment operations:
Net investment income(1)	0.15		0.15		0.17		0.28		0.26
Net realized and unrealized gain (loss)	0.88		0.27		0.74		(5.68)		2.54
Total income (loss) from investment operations	1.03		0.42		0.91		(5.40)		2.80
Less dividends and distributions from:
Net investment income(loss)	(0.16)		(0.21)		(0.21)		(0.36)		(0.28)
Net realized gain	(0.17)		—		—		(4.57)		(1.54)
Total dividends and distributions	(0.33)		(0.21)		(0.21)		(4.93)		(1.82)
Net asset value, end of period	$7.07		$6.37		$6.16		$5.46		$15.79
Total Return(2)	16.27%		6.84%		16.97%		(32.71)%		19.23%
Ratios to Average Net Assets(3):
Total expenses	1.14	%(4)	1.18	%(4)	1.22	%(4)	1.03	%(4)	1.01	%(4)
Net investment income	2.24	%(4)	2.44	%(4)	3.08	%(4)	2.07	%(4)	1.58	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$86,249		$89,082		$102,344		$98,711		$211,167
Portfolio turnover rate	36%		149%		382%		124%		9%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.50		$6.26		$5.54		$15.90		$14.90
Income (loss) from investment operations:
Net investment income(1)	0.10		0.10		0.13		0.17		0.14
Net realized and unrealized gain (loss)	0.90		0.28		0.75		(5.71)		2.55
Total income (loss) from investment operations	1.00		0.38		0.88		(5.54)		2.69
Less dividends and distributions from:
Net investment income	(0.09)		(0.14)		(0.16)		(0.25)		(0.15)
Net realized gain	(0.17)		—		—		(4.57)		(1.54)
Total dividends and distributions	(0.26)		(0.14)		(0.16)		(4.82)		(1.69)
Net asset value, end of period	$7.24		$6.50		$6.26		$5.54		$15.90
Total Return(2)	15.35%		6.21%		16.04%		(33.28)%		18.27%
Ratios to Average Net Assets(3):
Total expenses	1.89	%(4)	1.93	%(4)	1.97	%(4)	1.79	%(4)	1.76	%(4)
Net investment income	1.49	%(4)	1.69	%(4)	2.33	%(4)	1.31	%(4)	0.83	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$3,022		$5,618		$9,174		$14,745		$57,622
Portfolio turnover rate	36%		149%		382%		124%		9%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.44		$6.21		$5.51		$15.87		$14.88
Income (loss) from investment operations:
Net investment income(1)	0.12		0.10		0.13		0.18		0.15
Net realized and unrealized gain (loss)	0.87		0.28		0.75		(5.71)		2.54
Total income (loss) from investment operations	0.99		0.38		0.88		(5.53)		2.69
Less dividends and distributions from:
Net investment income	(0.12)		(0.15)		(0.18)		(0.26)		(0.16)
Net realized gain	(0.17)		—		—		(4.57)		(1.54)
Total dividends and distributions	(0.29)		(0.15)		(0.18)		(4.83)		(1.70)
Net asset value, end of period	$7.14		$6.44		$6.21		$5.51		$15.87
Total Return(2)	15.42%		6.17%		16.18%		(33.26)%		18.33%
Ratios to Average Net Assets(3):
Total expenses	1.68	%(4)	1.93	%(4)	1.97	%(4)	1.73	%(4)	1.70	%(4)
Net investment income	1.70	%(4)	1.69	%(4)	2.33	%(4)	1.37	%(4)	0.89	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$7,275		$7,642		$10,517		$6,002		$14,016
Portfolio turnover rate	36%		149%		382%		124%		9%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.34		$6.12		$5.43		$15.75		$14.79
Income (loss) from investment operations:
Net investment income(1)	0.17		0.17		0.18		0.31		0.30
Net realized and unrealized gain (loss)	0.86		0.27		0.74		(5.68)		2.53
Total income (loss) from investment operations	1.03		0.44		0.92		(5.37)		2.83
Less dividends and distributions from:
Net investment income	(0.18)		(0.22)		(0.23)		(0.39)		(0.33)
Net realized gain	(0.17)		—		—		(4.57)		(1.54)
Total dividends and distributions	(0.35)		(0.22)		(0.23)		(4.96)		(1.87)
Redemption fees	—		—		—		0.01		—
Net asset value, end of period	$7.02		$6.34		$6.12		$5.43		$15.75
Total Return(2)	16.33%		7.33%		17.14%		(32.54)%		19.44%
Ratios to Average Net Assets(3):
Total expenses	0.89	%(4)	0.93	%(4)	0.97	%(4)	0.79	%(4)	0.76	%(4)
Net investment income	2.49	%(4)	2.69	%(4)	3.33	%(4)	2.31	%(4)	1.83	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$2,108		$3,963		$2,950		$2,076		$4,214
Portfolio turnover rate	36%		149%		382%		124%		9%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.47		$6.25		$5.53		$15.90		$14.91
Income (loss) from investment operations:
Net investment income(1)	0.16		0.15		0.17		0.28		0.26
Net realized and unrealized gain (loss)	0.88		0.28		0.76		(5.72)		2.56
Total income (loss) from investment operations	1.04		0.43		0.93		(5.44)		2.82
Less dividends and distributions from:
Net investment income	(0.16)		(0.21)		(0.21)		(0.36)		(0.29)
Net realized gain	(0.17)		—		—		(4.57)		(1.54)
Total dividends and distributions	(0.33)		(0.21)		(0.21)		(4.93)		(1.83)
Net asset value, end of period	$7.18		$6.47		$6.25		$5.53		$15.90
Total Return(2)	16.18%		6.91%		17.12%		(32.76)%		19.23%
Ratios to Average Net Assets(3):
Total expenses	1.13	%(4)	1.17	%(4)	1.21	%(4)	1.02	%(4)	0.98	%(4)
Net investment income	2.25	%(4)	2.45	%(4)	3.09	%(4)	2.08	%(4)	1.61	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$253,096		$260,051		$299,176		$322,754		$753,274
Portfolio turnover rate	36%		149%		382%		124%		9%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Infrastructure Fund (the "Fund"), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2010 and the financial highlights for the four years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Infrastructure Fund as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Morgan Stanley Global Infrastructure Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

2011 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2011. For corporate shareholders, 38.49% of the dividends qualified for the dividends received deduction. The Fund designated and paid $7,948,422 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2011. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $8,711,177 as taxable at this lower rate. The Fund intends to pass through foreign tax credits of $961,169, and has derived income from sources within foreign countries amounting to $9,839,654.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

UTLFANN
IU12-00338P-Y12/11

INVESTMENT MANAGEMENT

Morgan Stanley
Global Infrastructure Fund

Annual Report

December 31, 2011

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$39,195		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$5,153	(3)	$89,626	(4)
All Other Fees	$			$1,133,094
Total Non-Audit Fees		$5,153		$1,222,720

Total		$44,348		$1,222,720

2010

	Registrant			Covered Entities(1)
Audit Fees		$43,550		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$6,015	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,015		$7,851,000

Total		$49,565		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:  Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Infrastructure Fund

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2012